PROPERTY, PLANT AND EQUIPMENT AND GOODWILL	6 Months Ended
Jun. 30, 2024
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT AND GOODWILL	PROPERTY, PLANT AND EQUIPMENT AND GOODWILL
As of January 1, 2024, following ArcelorMittal's changes to its operating segment structure (see note 11), the Company reallocated 242 and 174 goodwill from the former ACIS group of cash-generating units ("GCGU") to the ArcelorMittal Kryvyi Rih cash-generating unit ("CGU") in Ukraine and to the ArcelorMittal South Africa GCGU, respectively.
During the first half of 2024, ArcelorMittal Kryvyi Rih, with a carrying amount of property, plant and equipment of 0.6 billion, operated two of three blast furnaces after the restart of blast furnace No. 6 in April 2024 following the completion of a planned major repair. ArcelorMittal Ukraine is now operating its mining operations at 74% of capacity and steel operations at 47% of capacity.
The Company revised its value in use calculation, including cash flow projections for the second half of 2024 and subsequent explicit years and timing expectations regarding return to pre-war conditions. It applied separate discount rates over the discrete projections period, including a higher country risk premium for the cash flow projections until the end of 2025 and a return to a pre-war country risk premium after 2025 and for the terminal value calculation as value in use is sensitive to a difference in country risk for different periods. The Company identified an impairment indicator and therefore performed a value in use calculation to conclude that the recoverable amount remained in excess of the carrying amount. Conversely, if the ongoing conflict between Russia and Ukraine persists, it could continue to have a material effect on the overall macroeconomic environment potentially affecting steel and iron ore demand and prices as well as energy costs. It could also result in further reduced production, sales and income with respect to the Company's Ukrainian operations thus increasing the risk that the Company may need to record an additional impairment charge with respect to such operations in the future.
The table below describes the amount by which the value assigned to a key assumption must change in order for the recoverable amount of the ArcelorMittal Kryvyi Rih CGU to equal the carrying amount.

Excess of recoverable amount over carrying value	50
Increase in pre-tax discount rate (in basis points)	94
Decrease in average selling price (change in %)	0.80%
Decrease in shipments (change in %)	2.55%
As of June 30, 2024, the Company assessed the existence of any impairment indicator with respect to property, plant and equipment and goodwill relating to other cash-generating units and concluded that there are none.
On November 28, 2023, the Company had announced the wind down of ArcelorMittal South Africa's Longs Business subject to a due diligence and a consultative process involving key customers, suppliers, organized labour and other stakeholders, including Government. On July 1, 2024, ArcelorMittal announced that, despite progress being slower than anticipated and with some instances of disappointment, it decided that its Longs Business in South Africa will continue to operate to allow an opportunity for the short, medium- and longer-term initiatives aimed at securing its sustainability, to be fully explored. The Company is committed to work closely with all customers, suppliers, and stakeholders to ensure the sustainability of long steel products supply in the Southern African region.
On July 19, 2024, the Company announced the definitive closure of the Kraków coke plant in Poland for which certain obligations will incur in the second half of 2024.